

CHINA LIANDI CLEAN TECHNOLOGY ENGINEERING LTD.

Investor Presentation

February 2010

Notice of Disclosure

CONFIDENTIAL INFORMATION. This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument. This presentation may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements. This information is supplied from sources we believe to be reliable but we can not guarantee accuracy. This document and the information contained herein is confidential.

The agents and the agents' counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed. The agents' counsel and the Company's counsel are acting as counsel to the agents and the Company, respectively, and not as legal counsel to the subscriber. The agents have not engaged in any independent investigation or verification with respect to any of the information concerning the Company. Prospective purchasers are responsible for their own due diligence investigation in respect of any investment in the Company.

Company Overview

China LianDi Clean Technology Engineering Ltd. ("LianDi") is an industry innovator providing equipment and engineering services to China's petroleum and petrochemical giants

- Provides downstream flow equipment and engineering services:
  - distributes wide range of valves & equipment and provides value-added technical services
  - provides systems integration services
  - develops and markets proprietary optimization software
- These products and services are provided both bundled or individually depending on the customer's needs

<u>Next Growth Phase</u>:

Leverage current relationships to become a leading player in clean technology by bringing totally enclosed unheading units to the Chinese delayed coking industry

Core Customers

CNPC

中国石化 SINOPEC

中国海洋石油总公司
CHINA NATIONAL OFFSHORE OIL CORP.

中国中化集团公司
SINOCHEM GROUP

神华集团有限责任公司
SHENHUA GROUP CORPORATION LIMITED

International Partnerships

CAMERON

CURTISS WRIGHT Flow Control Company DeltaValve

POYAM VALVES

AMPO

KANON LOADING EQUIPMENT

rotork®

Perar

LianDi is Bringing Clean Technology to China

These relationships have lead to LianDi's next growth phase, providing high margin clean technology solutions to China's refinery industry



Most Chinese refineries use 1950's technology that is inefficient, dangerous and harmful to the environment



LianDi is bringing DeltaValve's efficient, safe and environmentally friendly unheading units to the Chinese delayed coking industry

TRIPOINT GLOBAL EQUITIES, LLC

中国联迪 CHINA LIANDI

Proposed Offering

Issuer:	China LianDi Clean Technology Engineering Ltd. ("LianDi")	
Headquarters:	Beijing, China	
Industry:	Oil and Gas Equipment and Services; Clean Technology	
Type of Offering:	RTO and Private Placement	
Offering Size:	$20 million	
Securities Offered:	Units: - 9 shares of 8% Series A Preferred Stock (converts 1:1) - 1 share of Common Stock	- 25% 3yr Class A Warrants ($4.50 strike, callable at $9.00) - 25% 3yr Class B Warrants ($5.75 strike, callable at $11.50)
Unit Price:	$35.00	
Valuation:	$100M pre-money valuation -6.67x FY2010 (FYE: 3/31) Net Income of $15M -4.00x FY2011 Net Income of $25M ($20.5M Make Good amount)	
Make Good:	Senior management will place approximately 1.25M shares into escrow	
Scheduled Close:	February 24, 2010	
Issuer's US Counsel:	Loeb & Loeb	
Issuer's PRC Counsel:	Han Kun Law Offices	
Issuer's Auditor:	AGCA CPA	
Advisor:	TriPoint Capital Advisors	

Use of Proceeds

Manufacturing and Assembly Facility	USD millions	
Land purchase (~400,000 sq. ft.) in Tianjin Binhai Dev Zone	$7.25	
Workshop construction	1.00	
Equipment purchase	0.75	$14.00
Manufacturing process development, training and testing	2.00	
Working capital	3.00	
Systems Integration and Software Development		
Hardware and design platform upgrade	$1.00	
Manufacturing database	1.00	$4.00
Software and application development	2.00	
Transaction Expenses	$2.00	$2.00
Total		**$20.00**

TRIPOINT GLOBAL EQUITIES, LLC

中国联迪 CHINA LIANDI

Investment Highlights

- **Strong financial growth**
  - 100% Y/Y net income growth for both FY 2009 and 2010*
  - 66.7% Y/Y projected organic net income growth to $25 million for FY 2011
  - 1st installation in China of totally enclosed unheading units for the delayed coking process (Fall 2010)
  - Constructing a manufacturing facility in China to assemble and customize various products in LianDi's distribution portfolio including totally enclosed unheading units
  - Favorable Chinese government policies, including tax benefits for the next three years
  - High barriers to entry due to long lead times for:
  - vendor approval from the major petroleum and petrochemical companies
  - distribution agreements with the leading international downstream product providers
- Proven R&D expertise and highly profitable application of intellectual property
- Executive team with over 100 years experience and long-term customer relationships

** Net income for FY 2010 is projected, ending March 31, 2010*

Pioneer in China's Clean Delayed Coking

LianDi's installation of totally enclosed unheading units: a Clean Tech Solution for Petroleum Refineries

- 120 existing coking units would benefit from this modern delayed coking solution
  - estimated 10% annual growth, number of coking units
  - projected market is almost $1B over the next 10 years of which LianDi expects significant penetration
- Delayed coking is a thermal cracking process achieved through heating crude oil to an extremely high temperature and pumping it into large pressurized drums*
  - delayed coking produces more pollution than any other refining step
  - LianDi's totally enclosed unheading units significantly reduce emissions

Upgrading to enclosed unheading units significantly increases refinery throughput and lowers operation costs

* *This process breaks the heavy crude oil into lighter, more valuable fluids which are vaporized and removed, while the solid, unconverted, coal-like byproduct called "coke" remains in the drum. Due to the extreme temperatures required in the process and volume of the coke, unheading, or opening the drum to remove the coke, has the potential to be one of the most dangerous refinery operations and has been the cause of numerous severe accidents. -* http://curtisswright.com

A Clean and Safe Delayed Coking Solution

Eliminates exposure risks to personnel and the atmosphere

LianDi's Solution



- Fully automated: workers are safely able to conduct unheading delayed coking remotely
- Totally enclosed system from top head to coke receiving area
- "Significant safety advantages over all other currently available unheading equipment because it eliminates exposure risks to personnel and the atmosphere"
  -Dale Wilborn, ChevronTexaco

Old Methods



Manual

- 1950's technology
- Dangerous
- Inefficient
- Harmful to the environment



Swing Away

- Inefficient
- Dangerous
- Low penetration

TRIPOINT GLOBAL EQUITIES, LLC

中国联迪 CHINA LIANDI

Benefits of Totally Enclosed Unheading Units

Unheading Unit with 1M Ton Annual Capacity	Annual Benefit (USD millions)
10 % increase in throughput = an additional 100,000 ton/year 24 hours/cycle time decreases to 16~18 hours/cycle	$2.9
Higher quality output coke with higher selling price: $366/ton	3.6
Increased thermal efficiency: saves 2,700 tons fuel gas/year	0.8
No water flushing required: saves 400 tons water/day	0.1
Total economic benefit	$7.4

- Cost per unit installation is $3M
  - total cost for an upgraded delayed coking system is typically recouped within one year
- 30-40% cheaper than the competing product from Z&J Technologies GmbH
- Shorter cycle times and reduced maintenance expenses
- Lower costs for water usage and wastewater treatment
- Increased ability to process inferior grades of crude oil
- ~25% tax deductions for energy saving and environmentally friendly products

LianDi's New Manufacturing Facility

LianDi is building a new manufacturing facility in China to take advantage of low-cost, local engineering resources

- Facility will be able to manufacture, assemble and customize a variety of products in LianDi's distribution portfolio, including totally enclosed unheading units
- Currently in discussions with DeltaValve to manufacture select supporting components and assemble DeltaValve's unheading units
  - LianDi would purchase the land and construct the facility in Tianjin Binhai Development Zone
  - DeltaValve would provide the technology and assist in managing the facility
  - expected to significantly increase gross margin on the sale of unheading units
- Timeline:

May 2010	Dec 2010	Oct 2011
Begin facility construction	Initiate production	First shipment of Chinese unheading unit

Distribution & Technical Services

Wide range of crude oil transportation and storage, refining and petrochemical valves and equipment

- LianDi is a leading qualified distributor and project manager
  - technical talent
  - aggressive sales channels
  - experienced engineers with expertise on production processes and comprehensive knowledge of industry products
- LianDi provides localized services for international companies without local offices in China
  - currently negotiating with POYAM Valves to open their valve technology service center
  - assisted Perar Valves to become a leader in distributing block valves for the second line in the West-East Gas pipeline project
- LianDi provides systems integration and installation coordination for petrochemical companies

LianDi's Downstream Flow Control Solutions



Oil Loading/Unloading Arms
(Crude Oil / Chemical Raw Material)
Ball Valve
CAMERON
General Valve
CAMERON
Screw Pump
Bornemann Pumps
Jetty and Origin
Long-distance Pipeline
Metering Skid
Volume Tube Flowmeter
Crude Oil Storage Tank

Crude Oil Transportation and Storage



Rising Stem Ball Valve
CAMERON
Isolation Valve
High Pressure Valve
POYAM VALVES
Coke Drum Unheading Valve
Globe Valve
Switch Valve
POYAM VALVES
Control Valve
metso
Electric Actuators rotork
(Many valves use this actuators)
Hydrogen Production
Hydrogenation
Distillation Column
Fractional Column
Coke Drum
Coke Drum
Residual

Oil Refining



Check Valve
CAMERON
Rising Stem Ball Valve
CAMERON
Globe Valve
POYAM VALVES
Ethylene Cracking Unit
Ethylene
Propylene
Polymerization
Synthetic Resin
Data Collection and Optimization Software
PTA
Polyester
Polyester Fibre
Automation Control and System Integration

Petrochemical

TRIPOINT GLOBAL EQUITIES, LLC

中国联迪 CHINA LIANDI

Sample Flow Control Distribution Products



Oil Loading/Unloading	General Valve	Screw Pump	Isolation Valve



Coke Drum Unheading Valve	Switch Valve	Check Valve	Rising Stem Ball Valve



High Pressure Valve	Electric Actuators	Control Valve	Ball Valve

TRIPOINT GLOBAL EQUITIES, LLC

中国联迪 CHINA LIANDI

Optimization Software

- LianDi's software is used by petrochemical companies during the polymerization reaction of ethylene production for data collection, performance analysis and process optimization
  - transferable to the coal and steel industries
  - used by Inner Mongolia coal companies as well as Qingdao Steel Co.
- LianDi's software holds several advantages over the industry leader, Honeywell (NYSE:HON)
  - less expensive
  - better quality control
  - improved process optimization
  - site specific customization

- Signed contracts with Sinopec for 130 software packages in 2009 to be installed over the next three years
  - $100K per package
  - over 90% gross margin

Software Sales

Fiscal Year	Packages	Revenue (USD millions)
2009A	48	$4.8
2010E	80	8.0
2011P	110	11.0
2012P	190	19.0

Research & Development

Partners with leading R&D institutions throughout China to develop standards for the petroleum and petrochemical industries

HQCEC 中国寰球工程公司 CHINA HUANQIU CONTRACTING & ENGINEERING CORPORATION

中国石油天然气管道工程有限公司 China petroleum Pipeline Engineering Corporation

中国成达工程有限公司 CHINA CHENGDA ENGINEERING CO.,LTD.

LPEC 中国石化集团洛阳石油化工工程公司 LUOYANG PETROCHEMICAL ENGINEERING CORPORATION/SINOPEC

TCC 中国天辰工程有限公司 CHINA TIANCHEN ENGINEERING CORPORATION

HUALU

SEI 中国石化工程建设公司 SINOPEC ENGINEERING INCORPORATION

Summary Financials


$200.0
$150.0
$100.0
$50.0
$0.0
USD Millions
$157.2
$116.7
$70.2
$31.3
$35.9
$24.6
$15.1
$7.1
2009A
2010E
2011P
2012P
Revenue
Net Income

FY ends March 31	2009A	2010E	2011P	2012P
Revenue	$31.3	$70.2	$116.7	$157.2
Net Income	7.1	15.1	24.6	35.9
Net Margin %	*22.7%*	*21.5%*	*21.1%*	*22.8%*

Note: Use of proceeds impacts revenue in FY2012

Summary Comparables

Company Name (as of February 4, 2010)	Market Cap (USD millions)	P/LTM EPS	P/NTM EPS
Cameron International Corporation (NYSE:CAM)	9,258.4	16.4x	17.9x
Curtiss-Wright Corp. (NYSE:CW)	1,323.7	14.7x	12.8x
Dresser-Rand Group Inc. (NYSE:DRC)	2,471.4	10.2x	14.9x
Flowserve Corp. (NYSE:FLS)	5,147.6	12.4x	13.4x
Lufkin Industries Inc. (NasdaqGS:LUFK)	917.4	21.6x	42.1x
Oil States International Inc. (NYSE:OIS)	1,745.9	64.0x	16.6x
Rotork plc (LES:ROR)	1,704.4	17.0x	NA
T-3 Energy Services Inc. (NasdaqGS:TTES)	281.4	71.1x	19.5x
Mean		28.4x	16.7x
Median		16.7x	16.6x
LianDi*		**6.7x**	**4.0x**

** Pre-money: FY 3/31/10 and 3/31/11, respectively*
Source: Capital IQ

Management Team

Jianzhong Zuo, Chairman, CEO, President and Founder

Mr. Zuo has almost 20 years management experience in the petrochemical and metallurgical industries. With enterprising and innovative operating ideas, he led his team to develop the company from scratch into the fast growing company it is today. He started Huashen Trading, a subsidiary of LianDi, and also worked in Beijing Nonferrous Metal Research Institute. He earned an M.S. degree from the University of Science and Technology, Beijing, and an Executive MBA from the Central European Business School in 2007.

Jintai Zhao, Senior Vice President

Mr. Zhao is responsible for sales and marketing. With over 20 years experience in the petrochemical industry, he is highly skilled with public relations and sales for both domestic and international markets. He was involved in the production management and engineering technology development at the Yanshan Petrochemical in Beijing. Mr. Zhao earned a Bachelors degree from Fushun Petrochemical College.

Joe Levinson, Vice President

Mr. Levinson has more than 14 years experience with cross-border issues for US-listed foreign companies, serving in various senior roles. His experience with Chinese companies dates to 1996, when he had overall responsibility for dealing with SEC issues on China Tire, one of the first Chinese companies to list on the NYSE. Mr. Levinson speaks, reads and writes Chinese fluently and is the editor of Wall Street Guanxi: How Chinese Companies Can Maximize Their Value in the US Capital Markets, a trade paperback published in Chinese by Beijing University Press. He was previously a Manager at Deloitte & Touche. Mr. Levinson graduated summa cum laude from the University at Buffalo in 1994 with a double major in accounting and finance. He has been a US CPA since 1996.

Management Team

Zipeng Zhang, Senior Vice President

Mr. Zhang is responsible for LianDi's technology research and development. He has been working in the R&D of technology and process flow in metallurgy and steel industry since 1992. Since 2003, he led the company's technology team to begin developing petrochemical process and automatic control technology. And in 2005, his team successfully developed polymerization reactions (polyethylene and polypropylene, etc.) production process with China Sinopec Beijing Research Institute. This development led to a number of patents and software technology copyrights. Mr. Zhang earned his MBA from University of Science & Technology Beijing.

Yong Zhao, Chief Financial Officer

Mr. Zhao has tremendous experience working in finance management and auditing, and is responsible for the overall corporate financial division at LianDi. Mr. Zhao earned his Professional Accounting degree from Beijing Technology and Business University.

Johnny Su, Vice President

Mr. Su is in charge of project implementation. He has more than 15 years experience in the petrochemical industry with previous experiences at David Brown Union Pump Company in the United Kingdom and Stowell Ltd. in the US. Previously, he worked on the design of petrochemical engineering construction at Beijing Petrochemical Design Institute. Mr. Su earned his MBA from Beijing Institute of Petrochemical Technology and a Masters degree from Fushun Petrochemical College.

Yang Shen, Vice President

Ms. Shen is responsible for integrated management, human resources and strategic investments. She has more than 10 years of extensive management experience in related industries including marketing and related roles with BOE Technology group Co. Ltd. Ms. Shen graduated from Central University of Finance and Economics with a Bachelors degree in 1999.



APPENDIX

Sales Cycle: Sinopec Valve Installation

Date	Process
3/5/2008	Sign purchase order with Sinopec
3/6/2008	Purchase order executed with Cameron
3/6-3/28/08	System design & specifications
3/28/2008	30% down payment to Cameron by LianDi
3/28/2008	Cameron begins production
6/16/2008	•End of production •Sinopec issues letter of credit ("L/C") to LianDi
8/11/2008	LianDi issues L/C to Cameron
Fall 2008	•Cameron arranges delivery and shipping freight on board Hong Kong •Original bill of lading ("B/L") sent to LianDi
10/16/2008	Sinopec receives B/L pays 95% to LianDi
10/17/2008	LianDi pays the remaining 70% balance to Cameron
10/18/2008	Begin installation & trial period (2-5 days installation)
5/12/2009	•Sinopec issues acceptance and inspection report •Pays remaining balance of 5% •Revenue recognized

Products for Crude Oil Transportation and Storage



Jetty and Origin
Long-distance Pipeline
Metering Skid
Bi-rotor Flowmeter
Volume Tube Flowmeter
Crude Oil Storage Tank



Products: Ball Valve

Suppliers(Up-Stream): CAMERON, Perar

Clients(Down-Stream): CNPC



Products: Volume Tube Flowmeter

Suppliers(Up-Stream):

Clients(Down-Stream): CNPC



Products: Bi-rotor Flowmeter

Suppliers(Up-Stream): BRODIE

Clients(Down-Stream): CNPC



Products: Oil Loading/Unloading Arms (Crude Oil / Chemical Raw Material)

Suppliers(Up-Stream): KANON

Clients (Down-Stream): CNPC



Products: General Valve

Suppliers(Up-Stream): CAMERON

Clients (Down-Stream): CNPC



Products: Screw Pump

Suppliers(Up-Stream): Bornemann Pumps

Clients (Down-Stream): CNPC

TRIPOINT GLOBAL EQUITIES, LLC

Confidential

中国联迪 CHINA LIANDI

Products for Oil Refining



Hydrogen Production
Hydrogenation
Fractional Column
Distillation Column
Coke Drum
Coke Drum
Residual



Products: High Pressure Valve
Suppliers (Up-Stream):
Clients (Down-Stream): CNPC
Products: Control Valve
Suppliers (Up-Stream): metso
Clients (Down-Stream): CNPC
Products: Electric Actuators
Suppliers (Up-Stream): rotork
Clients (Down-Stream): CNPC
Products: Coke Drum Unheading Valve
Suppliers (Up-Stream):
Clients (Down-Stream): CNPC
Products: Rising Stem Ball Valve
Suppliers (Up-Stream): CAMERON
Clients (Down-Stream): CNPC
Products: Isolation Valve
Suppliers (Up-Stream):
Clients (Down-Stream): CNPC
Products: Switch Valve
Suppliers (Up-Stream):
Clients (Down-Stream): CNPC

Products for the Petrochemical Industry



Ethylene
Propylene
Ethylene Cracking Unit
Polyme-rization
Synthetic Resin

Data Collection and Optimization Software

Products: Data Collection and OptimizationSoftware (Self Developed)

Clients: CNPC

Products: Automation Control and System Integration (Schneider Electric / Self Developed)

Clients: Chemical Industries.



PTA
Polyester
Polyester Fibre

Automation Control and System Integration



Products: Electric Actuators

Suppliers (Up-Stream): rotork

Clients (Down-Stream): CNPC



Products: Globe Valve

Suppliers (Up-Stream): rotork

Clients (Down-Stream): CNPC



Products: Rising Stem Ball Valve

Suppliers (Up-Stream): rotork

Clients (Down-Stream): CNPC



Products: Check Valve

Suppliers (Up-Stream): rotork

Clients (Down-Stream): CNPC

TRIPOINT GLOBAL EQUITIES, LLC

中国联迪 CHINA LIANDI

Delayed Coking Unheading Unit

Safe, Simple, Reliable



Cutting-water Isolation Valve
DELTAGUARD Top Unheading Device
Module Isolation Valve
Overhead Vapor Isolation Valves
Blowdown Isolation Valves
Back-warming Isolation Valve
FRACTIONATOR
Fractionator Isolation Valve
DRUM A
DRUM B
Drum Bypass Isolation Valve
Heater Charge Pump Suction Isolation Valve
Heater Charge Pump Discharge Isolation Valve
Switch Manifold Isolation Valve
DELTAGUARD Bottom Unheading Device
Preheat Warm-up
Quench Water
Drain To Pit
HEATER



Systems Integration



MES / Management Systems
Monitoring & Operating
Local Area Network (TCP/IP, Ethernet.)
Redundant Server (Engineer Station)
Control Network
DCS & PLC
Terminal Cabinet
Long Distance I/O Cabinets
Long Distance I/O Cabinets
Terminal Cabinet
DCS & PLC
Electrical Conversation & Drivers
Transmitter
Silicon-Controlled Heaters
Inverter
Electric Actuator
Testing Site & Actuating Equipment
Site Sensors
Heating Device
Fans & Pumps
Valves
Able to test pressure, temperature, flow and liquid signal

Corporate Structure



株式会社 SJI
JASDAQ:2315
Jianzhong Zuo
Chairman of LianDi
100%
100%
100%
100%
Sun Japan Asia Pacific Ltd. (BVI)
China LianDi Energy Resources Engineering Technology Ltd. (BVI)
HuaShen Trading (International) Ltd. (BVI)
Rapid Capital Holdings Ltd. (BVI)
51%
25%
14%
10%
中国联迪
CHINA LIANDI
China LianDi Clean Technology Engineering Ltd. (BVI)
100%
100%
100%
HuaShen International (HK)
Petrochemical Engineering Ltd. (HK)
Bright Flow Control Ltd. (HK)
Offshore
100%
Domestic
Beijing JianXin Petrochemical Engineering Ltd. (WOFE)

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Data Room Access

Data Room will be available to investors on
Friday February 5th, 2010

www.dataroomlogin.com

Data Room will include due diligence materials and relevant offering documents

For access and login information, please contact

Jing Shi at js@tpglobal.com

Contact Information

TRIPOINT
GLOBAL EQUITIES, LLC
MEMBER: FINRA/SIPC

17 State Street, 20th Floor

New York, New York 10004

Tel: (917) 512-0822

sales@tpglobal.com